Exhibit 13.2
FIAT CHRYSLER AUTOMOBILES N.V.
CERTIFICATION OF THE CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Richard K. Palmer, Chief Financial Officer of Fiat Chrysler Automobiles N.V. (the “Company”), hereby certify pursuant to Section 1350 of Chapter 63 of Title 18 of the United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.
the Company’s Annual Report on Form 20-F for the year ended December 31, 2017, as amended by Amendment No. 1 thereto, to which this statement is furnished as an exhibit (the “Report”), fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 2, 2018	/s/ Richard K. Palmer
Richard K. Palmer
Chief Financial Officer